INCOME TAXES	12 Months Ended
Mar. 31, 2016
INCOME TAXES [Text Block]
9.	INCOME TAXES

The components of net loss for the years ended March 31, 2016 and 2015 are as follows:

	2016	2015
	$	$

U.S	5,132,611	9,301,988
Non-U.S.	1,749,201	536,329

	6,881,812	9,838,317

A reconciliation of the income tax provision computed at statutory rates to the reported income tax provision for the years ended March 31, 2016 and 2015 is as follows:

	2016	2015
	$	$
Statutory tax rate	34.00%	34.00%
Loss before income taxes	(6,882,812)	(9,838,317)
Expected income tax recovery	(2,340,000)	(3,345,000)
Increase (decrease) in income tax recovery resulting from:
Derivative liability	(708,000)	251,000
Share based payments	419,000	796,000
Other permanent difference	49,000	12,000
Share issue costs	-	(140,000)
Effect of change in statutory rate	(147,000)	(41,000)
Effect of foreign exchange	-	89,000
Effect of over provision in prior year	(2,164,000)	-
Foreign income taxed at foreign rate	100,000	14,000
Increase in valuation allowance	4,791,000	2,364,000
Income tax expense	-	-

The significant components of the Company’s deferred income tax assets and liabilities after applying enacted corporate tax rates at March 31, 2016 and 2015 are as follows:

	2016	2015
	$	$

Deferred income tax assets (liabilities)
Operating losses carried forward	4,915,000	2,074,000
Intangible costs	-	285,000
Share issuance costs	-	99,000
Stock compensation	1,725,000	-
Other	609,000
Valuation allowance	(7,249,000)	(2,458,000)

Net deferred income tax asset	-	-

At March 31, 2016 the Company has accumulated non-capital losses totaling $1,839,442 and in Canada and net operating losses of $12,616,000 in the U.S., which may be available to carry forward and offset future years’ taxable income. The losses expire in various amounts starting in 2033.

Under the provisions of the Internal Revenue Code, the net operating loss carryforwards are subject to review and possible adjustment by the Internal Revenue Service and state tax authorities. Net operating loss carryforwards may become subject to an annual limitation in the event of certain cumulative changes in the ownership interest of significant shareholders over a three-year period in excess of 50 percent, as defined under Section 382 of the Internal Revenue Code, as well as similar state provisions. This could limit the amount of tax attributes that can be utilized annually to offset future taxable income or tax liabilities. The amount of the annual limitation is determined based on the value of the Company immediately prior to the ownership change. Subsequent ownership changes may further affect the limitation in future years.

Uncertain Tax Positions

The Company has adopted certain provisions of ASC 740, “Income Taxes”, which prescribes a recognition threshold and measurement attribute for the recognition and measurement of tax positions taken or expected to be taken in income tax returns. The provisions also provide guidance on the de-recognition of income tax assets and liabilities, classification of current and deferred income tax assets and liabilities, and accounting for interest and penalties associated with tax positions.

The Company files income tax returns in the U.S. federal jurisdiction, and in various state and foreign jurisdictions. The Company’s tax returns are subject to tax examinations by U.S. federal and state tax authorities, or examinations by foreign tax authorities until the expiration of the respective statutes of limitation. The Company currently has no tax years under examination.

At March 31, 2016, the Company does not have an accrual relating to uncertain tax positions. It is not anticipated that unrecognized tax benefits would significantly increase or decrease within 12 months of the reporting date.